UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	27513 (Zip Code)
(919) 297-1600
(Registrant’s telephone number
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1 R.H. DONNELLEY & BANK OF NEW YORK INDENTURE
EX-4.3 R.H. DONNELLEY & BANK OF NEW YORK INDENTURE
EX-4.5 SUPPLEMENTAL INDENTURE
EX-4.6 R.H. DONNELLEY & BANK OF NEW YORK INDENTURE
EX-4.8 SUPPLEMENTAL INDENTURE
EX-10.1 REGISTRATION RIGHTS AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
Indentures
     On January 27, 2006, R.H. Donnelley Corporation, a Delaware corporation (the “Company”), entered into an indenture (the “Series A-1 Indenture”) with The Bank of New York, as trustee (the “Trustee”), relating to the issuance by the Company of $365,000,000 aggregate principal amount at maturity ($332,080,650 gross proceeds) of 6.875% Series A-1 Senior Discount Notes due 2013 (the “Series A-1 Discount Notes”). Also on January 27, 2006, R.H. Donnelley Finance Corporation III, a Delaware corporation and wholly owned subsidiary of the Company (“Finance Corp.”), entered into (i) an indenture (the “Series A-2 Indenture”) with the Trustee relating to the issuance by Finance Corp. of $660,000,000 aggregate principal amount at maturity ($600,474,600 gross proceeds) of 6.875% Series A-2 Senior Discount Notes due 2013 (the “Series A-2 Discount Notes”) and (ii) an indenture (the “Series A-3 Indenture”) with the Trustee relating to the issuance of $1,210,000,000 aggregate principal amount of 8.875% Series A-3 Senior Notes due 2016 (the “Series A-3 Notes”). The Series A-1 Indenture, the Series A-2 Indenture and the Series A-3 Indenture are collectively referred to herein as the “Indentures” and the Series A-1 Discount Notes, the Series A-2 Discount Notes and the Series A-3 Notes are collectively referred to herein as the “Notes.”
     The proceeds from the sale of the Series A-1 Discount Notes were used to finance the Company’s repurchase of 100,301 shares of its convertible cumulative preferred stock (as described in Item 8.01 of this Current Report on Form 8-K, the “GS Repurchase”) from certain investment partnerships affiliated with The Goldman Sachs Group, Inc. (the “GS Funds”) pursuant to the Stock Purchase and Support Agreement, dated October 3, 2005 (the “Stock Purchase Agreement”), between the Company and the GS Funds. The proceeds from the sale of the Series A-2 Discount Notes and the Series A-3 Notes were placed into separate escrow accounts with an escrow agent pending the consummation of the merger (the “Dex Media Merger”) in which Dex Media, Inc., a Delaware corporation (“Dex Media”), was merged with and into Dex Media, Inc. (f/k/a Forward Acquisition Corp.), a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated October 3, 2005, among Dex Media, Merger Sub and the Company (the “Merger Agreement”). Upon completion of the Dex Media Merger on January 31, 2006, the proceeds from the sale of the Series A-2 Discount Notes and the Series A-3 Notes were released from the escrow accounts to the Company to fund a portion of the consideration paid to Dex Media’s stockholders in the Dex Media Merger and for other general corporate purposes, including the payment of related fees and expenses.
     In connection with the completion of the Dex Media Merger, Finance Corp. merged with and into the Company, and the Company entered into the following two supplemental indentures with the Trustee: (i) the Supplemental Indenture to the Series A-2 Indenture, dated January 31, 2006 (the “Series A-2 Supplemental Indenture”) and (ii) the Supplemental Indenture to the Series A-3 Indenture, dated January 31, 2006 (the “Series A-3 Supplemental Indenture”). Pursuant to the Series A-2 Supplemental Indenture and the Series A-3 Supplemental Indenture, the Company assumed Finance Corp.’s obligations under the Series A-2 Discount Notes and the Series A-3 Notes, respectively, and agreed to comply with the conditions and covenants under the Series A-2 Indenture and the Series A-3 Indenture, respectively.

     The Notes were sold on January 27, 2006 in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The Series A-1 Discount Notes and the Series A-2 Discount Notes bear interest at 6.875% per annum that will be payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2006. The Series A-3 Notes bear interest at 8.875% per annum that will be payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2006. The Series A-1 Discount Notes and the Series A-2 Discount Notes will mature on January 15, 2013. The Series A-3 Notes will mature on January 15, 2016.
     The Notes are unsecured senior obligations of the Company, senior in right of payment to all future senior subordinated and subordinated indebtedness of the Company and structurally subordinated to all indebtedness of the subsidiaries of the Company.
     The terms of the Notes are governed by the Indentures. The Indentures contain customary covenants that limit the Company’s ability, among other things, to incur additional indebtedness, pay dividends on or redeem or repurchase the Company’s equity interests, make certain investments, expand into unrelated businesses, create liens on assets, merge or consolidate with another company, transfer or sell all or substantially all of the Company’s assets, and enter into transactions with affiliates.
     Upon the occurrence of a “change of control,” as defined in the Indentures, the Company would be required to make an offer to repurchase (i) the Series A-1 Discount Notes and the Series A-2 Discount Notes at 101% of the “Accreted Value,” as defined in the Series A-1 Indenture and the Series A-2 Indenture, respectively, thereof, plus accrued and unpaid interest, if any, to the repurchase date and (ii) the Series A-3 Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.
     The Company may redeem some or all the Series A-1 Discount Notes and the Series A-2 Discount Notes at any time prior to January 15, 2009 at a price equal to 100% of the principal amount at maturity, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium as described in the Series A-1 Indenture and the Series A-2 Indenture, respectively. On or after January 15, 2009, the Company may redeem some or all of the Series A-1 Discount Notes and the Series A-2 Discount Notes at redemption prices of 103.438% and 101.719% of the principal amount at maturity thereof if the redemption occurs during the 12-month periods beginning January 15 of the years 2009 and 2010, respectively, and at a redemption price of 100% of the principal amount at maturity thereof on and after January 15, 2011, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to January 15, 2008, with the proceeds of certain equity offerings of the Company, the Company may redeem up to 40% of the aggregate principal amount at maturity of the Series A-1 Discount Notes and the Series A-2 Discount Notes at a redemption price equal to 106.875% of the principal amount at maturity thereof, plus accrued and unpaid interest, if any, to the redemption date.

     The Company may redeem some or all of the Series A-3 Notes at any time prior to January 15, 2011 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium as described in the Series A-3 Indenture. On or after January 15, 2011, the Company may redeem some or all of the Series A-3 Notes at redemption prices of 104.438%, 102.958% and 101.479% of the principal amount thereof, if the redemption occurs during the 12-month periods beginning January 15 of the years 2011, 2012 and 2013, respectively, and at a redemption price of 100% of the principal amount thereof on and after January 15, 2014, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to January 15, 2009, with the proceeds of certain equity offerings of the Company, the Company may redeem up to 40% of the aggregate principal amount of the Series A-3 Notes at a redemption price equal to 108.875% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date.
     The Indentures are subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency.
     An event of default under the Series A-1 Indenture or the Series A-2 Indenture will allow either the Trustee or the registered holders of at least 25% in aggregate principal amount at maturity of the then-outstanding Series A-1 Discount Notes or the Series A-2 Discount Notes, as the case may be, to declare immediately due and payable the Accreted Value of the then-outstanding Series A-1 Discount Notes and the Series A-2 Discount Notes, plus accrued and unpaid interest to the date of acceleration, if any. In addition, in certain cases of an event of default under the Series A-1 Indenture and the Series A-2 Indenture, the Accreted Value of the then-outstanding Series A-1 Discount Notes and Series A-2 Notes, plus accrued and unpaid interest to the date of acceleration, if any, will automatically become immediately due and payable even without such a declaration.
     An event of default under the Series A-3 Indenture will allow either the Trustee or the registered holders of at least 25% in aggregate principal amount of the then-outstanding Series A-3 Notes to declare immediately due and payable the principal amount of the then-outstanding Series A-3 Notes, plus accrued and unpaid interest to the date of acceleration, if any. In addition, in certain cases of an event of default under the Series A-3 Indenture, the principal amount of the then-outstanding Series A-3 Notes, plus accrued and unpaid interest to the date of acceleration, if any, will automatically become immediately due and payable without such a declaration.
     The foregoing description of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A-1 Indenture, the Form of Series A-1 Note, the Series A-2 Indenture, the Form of Series A-2 Note, the Series A-2 Supplemental Indenture, the Series A-3 Indenture, the Form of Series A-3 Note and the Series A-3 Supplemental Indenture, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement
     In connection with the issuance of the Notes, the Company also entered into a registration rights agreement, dated January 27, 2006 (the “Registration Rights Agreement”), by and among the Company and the initial purchasers of the Notes.
     Under the Registration Rights Agreement, with respect to the Series A-1 Discount Notes, the Company agreed, among other things, to (i) file a registration statement with the Securities and Exchange Commission (the “SEC”) for the Series A-1 Discount Notes within 120 days after January 27, 2006 enabling the holders of the Series A-1 Discount Notes to exchange the privately placed Series A-1 Discount Notes for publicly registered Series A-1 Discount Notes with substantially identical terms (except for terms concerning additional interest and transfer restrictions), (ii) use all reasonable best efforts to cause such registration statement relating to the Series A-1 Discount Notes to become effective within 180 days after January 27, 2006 and (iii) subject to certain limitations, use all reasonable best efforts to consummate the offer to exchange the Series A-1 Discount Notes within 210 days after January 27, 2006.
     Under the Registration Rights Agreement, with respect to the Series A-2 Discount Notes and the Series A-3 Notes, the Company agreed, among other things, to (i) file one or more registration statements with the SEC for the Series A-2 Discount Notes and Series A-3 Notes within 120 days after January 31, 2006 enabling the holders of the Series A-2 Discount Notes and the Series A-3 Notes to exchange the privately placed Series A-2 Discount Notes and Series A-3 Notes for publicly registered Series A-2 Discount Notes and Series A-3 Notes, respectively, with substantially identical terms (except for terms concerning escrow provisions, additional interest and transfer restrictions), (ii) use all reasonable best efforts to cause such registration statement or statements relating to the Series A-2 Discount Notes and the Series A-3 Notes to become effective within 180 days after January 31, 2006 and (iii) subject to certain limitations, use all reasonable best efforts to consummate the offer to exchange the Series A-2 Discount Notes and the Series A-3 Notes within 210 days after January 31, 2006.
     Under certain circumstances, the Company has agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes.
     If the Company does not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company will be required to pay additional interest in an amount equal to a per annum rate of 0.25% on the principal amount of the Notes for the first 90 days following the applicable registration default. Thereafter, the amount of interest will increase by an additional per annum rate of 0.25% on the principal amount of the Notes for each subsequent 90-day period until all applicable registration defaults have been cured, up to a maximum amount of additional interest for all applicable registration defaults of 1.00% per annum on the principal amount of the Notes.
     Certain of the initial purchasers and their affiliates have engaged in transactions with and performed commercial and investment banking, financial advisory and/or lending services for the Company and its affiliates from time to time for which they have received customary compensation, and may do so in the future. Affiliates of some of the initial purchasers are also lenders and agents under certain of the senior secured credit facilities of R.H. Donnelley Inc., Dex Media East LLC and Dex Media West LLC, the Company’s direct and indirect wholly owned subsidiaries.
     The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K relating to the Indentures, the Series A-2 Supplemental Indenture, the Series A-3 Supplemental Indenture and the Notes is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.
     As a result of the GS Repurchase, no shares of the Company’s convertible cumulative preferred stock are outstanding, and no shares of such series of preferred stock will be issued pursuant to the certificate of designations previously filed with respect to such convertible cumulative preferred stock. Accordingly, the Company intends to file with the Secretary of State of the State of Delaware a certificate of elimination relating to such convertible cumulative preferred stock, which will have the effect of eliminating all matters set forth in the certificate of designations with respect to the convertible cumulative preferred stock from the Company’s restated certificate of incorporation, as amended, and, as a result, the 250,000 shares of the Company’s preferred stock previously designated as convertible cumulative preferred stock will resume their status as authorized but unissued shares of “blank check” preferred stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information disclosed in Item 3.03 of this Current Report on Form 8-K relating to the certificate of elimination of convertible cumulative preferred stock is incorporated herein by reference.

Item 8.01.	Other Events.
     On January 27, 2006, the Company completed the GS Repurchase for an aggregate purchase price of approximately $336 million. The 100,301 shares of convertible cumulative preferred stock, representing all the outstanding convertible cumulative preferred stock of the Company, were convertible into approximately 5.2 million shares of the Company’s common stock as of September 30, 2005.
     As a result of the GS Repurchase, (i) the purchase agreement among the Company and the GS Funds relating to the convertible cumulative preferred stock has terminated and is null and void and of no further force or effect, without any further action of the Company or the GS Funds being required, (ii) none of the GS Funds has any further rights to designate any directors of the Company or to veto any corporate action of the Company, as provided in the purchase agreement relating to the convertible cumulative preferred stock or otherwise, (iii) the registration rights agreement, dated November 25, 2002, among the Company and the GS Funds has terminated and is null and void and of no further force or effect, without any further action of the Company or the GS Funds being required, and, as of the closing of the GS Repurchase, none of the GS Funds has any registration rights with respect to any securities of the Company, including, without limitation, any warrants to purchase shares of the Company’s common stock or any shares of the Company’s common stock that may be issued or issuable upon exercise of any such warrants (or issued or distributed in respect of such shares of the Company’s common stock by way of stock dividend or stock split or other distribution, recapitalization, reclassification, merger, consolidation or otherwise), and (iv) the Company intends to file with the Secretary of State of the State of Delaware a certificate of elimination relating to such convertible cumulative preferred stock, which will have the effect of eliminating all matters set forth in the certificate of designations with respect to the convertible cumulative preferred stock from the Company’s restated certificate of incorporation, as amended, and, as a result, the 250,000 shares of the Company’s preferred stock previously designated as convertible cumulative preferred stock will resume their status as authorized but unissued shares of “blank check” preferred stock.
     Subject to the preceding paragraph, the GS Funds will retain their warrants to purchase approximately 1.65 million shares of the Company’s common stock.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

4.1	Indenture, dated January 27, 2006, between R.H. Donnelly Corporation and The Bank of New York, as trustee, related to the issuance of $365,000,000 million aggregate principal amount at maturity ($332,080,650 million gross proceeds) of 6.875% Series A-1 Senior Discount Notes due 2013.

4.2	Form of 6.875% Series A-1 Senior Discount Note due 2013, included in Exhibit 4.1.

4.3	Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $660 million aggregate principal amount at maturity ($600 million gross proceeds) of 6.875% Series A-2 Senior Discount Notes due 2013.

4.4	Form of 6.875% Series A-2 Senior Discount Note due 2013, included in Exhibit 4.3.

4.5	Supplemental Indenture, dated January 31, 2006, by and between R.H. Donnelley Corporation and The Bank of New York, as trustee to the Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $660 million aggregate principal amount at maturity ($600 million gross proceeds) of 6.875% Series A-2 Senior Discount Notes due 2013.

4.6	Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $1,210 million 8.875% Series A-3 Senior Notes due 2016.

4.7	Form of 8.875% Series A-3 Senior Note due 2016, included in Exhibit 4.6.

4.8	Supplemental Indenture, dated January 31, 2006, by and between R.H. Donnelley Corporation and The Bank of New York, as trustee, to the Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $1,210 million 8.875% Series A-3 Senior Notes due 2016.

10.1	Registration Rights Agreement, dated January 27, 2006, by and between R.H. Donnelley Corporation and the initial purchasers identified therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
By:	/s/ Robert J. Bush
Robert J. Bush
Vice President, General Counsel & Corporate Secretary

     Date: February 2, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture, dated January 27, 2006, between R.H. Donnelly Corporation and The Bank of New York, as trustee, related to the issuance of $365,000,000 million aggregate principal amount at maturity ($332,080,650 million gross proceeds) of 6.875% Series A-1 Senior Discount Notes due 2013.

4.2	Form of 6.875% Series A-1 Senior Discount Note due 2013, included in Exhibit 4.1.

4.3	Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $660 million aggregate principal amount at maturity ($600 million gross proceeds) of 6.875% Series A-2 Senior Discount Notes due 2013.

4.4	Form of 6.875% Series A-2 Senior Discount Note due 2013, included in Exhibit 4.3.

4.5	Supplemental Indenture, dated January 31, 2006, by and between R.H. Donnelley Corporation and The Bank of New York, as trustee to the Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $660 million aggregate principal amount at maturity ($600 million gross proceeds) of 6.875% Series A-2 Senior Discount Notes due 2013.

4.6	Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $1,210 million 8.875% Series A-3 Senior Notes due 2016.

4.7	Form of 8.875% Series A-3 Senior Note due 2016, included in Exhibit 4.6.

4.8	Supplemental Indenture, dated January 31, 2006, by and between R.H. Donnelley Corporation and The Bank of New York, as trustee, to the Indenture, dated January 27, 2006, between R.H. Donnelly Finance Corporation III and The Bank of New York, as trustee, related to the issuance of $1,210 million 8.875% Series A-3 Senior Notes due 2016.

10.1	Registration Rights Agreement, dated January 27, 2006, by and between R.H. Donnelley Corporation and the initial purchasers identified therein.